SUPPLEMENT DATED SEPTEMBER 7, 2004

TO PROSPECTUS DATED MAY 1, 2001

FOR COMPASS 1 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT A

AND TO PROSPECTUS DATED MAY 1, 2001

FOR COMPASS 2 NY

AND PROSPECTUS DATED MAY 1, 2003

FOR COMPASS 3 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

SUN LIFE (N.Y.) VARIABLE ACCOUNT B

Effective immediately, the sub-section entitled "Short -Term Trading" in each of the above prospectuses is deleted in its entirety and replaced with the following disclosure:

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under "Transfer Privilege," such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm, or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. If, in our judgment we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 6 days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). In addition, we reserve the right to take other actions against short-term trading which include, but are not limited to, restricting your transfer privileges more narrowly than the policies described under "Transfer Privilege," requiring transfer requests to be submitted in writing through regular first-class U.S mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions. We will provide you notification of any restrictions imposed. In addition to the restrictions on short-term trading, third parties that engage in reallocations of contract values are subject to special restrictions. The special restrictions, among other requirements, may limit the frequency of the transfer, require advance notice of the transfer, and entail a reallocation or exchange of 100% of values in the redeeming sub-accounts.

In addition, some of the Funds reserve the right to refuse purchase or transfer requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and, therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account.

Restrictions on short-term trading activities will be applied uniformly to all Contract Owners.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:
o	when a new broker of record is designated for the Contract;
o	when the Participant changes;
o	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;
o	when necessary in our view to avoid hardship to a Participant;
o	when underlying Funds are dissolved or merged or substituted.

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Please direct any inquiries to 800-752-7216.